SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2003

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, NV		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:

99.1                           The press release of Registrant, dated April 16, 2003, announcing results for the first quarter of 2003.

ITEM 9.  REGULATION FD DISCLOSURE

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 16, 2003.  The purpose of the press release, which is furnished as Exhibit 99.1 hereto pursuant to Items 9 and 12 of Form 8-K, was to announce the results for the first quarter 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: April 16, 2003	By:	/s/ BRYAN L. WRIGHT
	Name:	Bryan L. Wright
	Title:	Vice President - Assistant General Counsel & Assistant Secretary